UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          REPUBLIC FIRST BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[ ]  Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                 [ LETTERHEAD ]


                                                                  March 26, 1998



Dear Shareholder:

    You are cordially invited to attend the 1998 Annual Meeting of the Shareholders of Republic First Bancorp, Inc. to be held on Tuesday, April 28, 1998 at 4:00 p.m., prevailing Philadelphia time, at the Pyramid Club, 1735 Market Street, 52nd Floor, Philadelphia, PA 19103.

    This year's proposals for the Annual Meeting relate solely to (i) the election of directors; (ii) the ratification of the appointment of accountants for 1998; and (iii) the transaction of such other business as may be properly brought before the Annual Meeting.

    Enclosed along with your proxy materials is a copy of the Corporation's 1997 Annual Report to shareholders.

    We look forward to seeing you at the meeting.



                                   Sincerely,


                                   /s/ Harry D. Madonna, Esq.

                                   Harry D. Madonna, Esq.
                                   Chairman of the Board

                          REPUBLIC FIRST BANCORP, INC.

                               1608 Walnut Street

                        Philadelphia, Pennsylvania 19103

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 28, 1998

                         ------------------------------



TO OUR SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN THAT the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Republic First Bancorp, Inc. (the "Corporation") will be held on Tuesday, April 28, 1998 at 4:00 p.m., prevailing Philadelphia time, at the Pyramid Club, Mellon Bank Center, 1735 Market Street, Philadelphia, PA 19103 to consider and act upon:

          1. The election of four (4) Class III Directors of  the Corporation;

          2. The ratification of the appointment of accountants for 1998;

          3. The transaction of such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

       Shareholders of record of the Corporation at the close of business on March 24, 1998 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

       All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly to the Corporation in the enclosed envelope, which requires no postage if mailed in the United States. At any time prior to being voted, your proxy is revocable by delivering written notice to the Corporation in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.

       IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.


March 26, 1998


                                             /s/ George S. Rapp
                                             George S. Rapp
                                             Executive Vice President,
                                             Chief Financial Officer and
                                             Corporate Secretary

                                TABLE OF CONTENTS

                                                                         Page

     PROXY STATEMENT ..................................................     1

          General Information..........................................     1

          Voting and Revocability of Proxies...........................     1

          Solicitation of Proxies......................................     1

          Voting Securities and Holders Thereof........................     2

          Shareholder Proposals and Nominations for
           the 1999 Annual Meeting ....................................     2

          Annual Report on Form 10-KSB.................................     2

          Resignations.................................................     2


     ELECTION OF DIRECTORS ............................................     3

        Information Concerning Nominees and Continuing Directors......    3-6

        Board Committees...............................................     7

        Description of Executive Officers..............................     8

        Compliance With Section 16(a) of the Exchange Act..............     8

        Quorum and Voting Requirements.................................     8

        Accountants....................................................     9

        Recommendation of Board of Directors...........................     9


     OTHER MATTERS ....................................................     9

                          REPUBLIC FIRST BANCORP, INC.
                               1608 Walnut Street
                        Philadelphia, Pennsylvania 19103

                         ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held on Tuesday, April 28, 1998

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------


General Information

       This Proxy Statement has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Republic First Bancorp, Inc. (the "Corporation") of proxies in the enclosed form for use at the 1998 Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 28, 1998 at 4:00 p.m., prevailing Philadelphia time, at the Pyramid Club, Mellon Bank Center, 1735 Market Street, Philadelphia, PA 19103. (Such meeting and any adjournment(s) or postponement(s) thereof will be hereinafter referred to as the "Annual Meeting"). This Proxy Statement is being first given or sent to shareholders of the Corporation on or about March 26, 1998.


Voting and Revocability of Proxies

       Unless contrary instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for Directors named herein, FOR the ratification of the appointment of accountants for 1998 and FOR the other matters described in this Proxy Statement in the manner stated in the accompanying proxy. As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business properly comes before the Annual Meeting, the persons designated in the enclosed proxy will vote on such business in accordance with their best judgment.

       Any shareholder who executes and returns a proxy card may revoke it at any time before it is exercised by delivering to George S. Rapp, Secretary of the Corporation, at the principal executive offices of the Corporation at 1608 Walnut Street, Philadelphia, PA 19103, either an instrument revoking the proxy, or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.


Solicitation of Proxies

       Your proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting. The cost of such solicitation will be borne by the Corporation. Proxies may be solicited in person or by mail, telephone, telegram, mailgram or other means by directors, officers, employees and management of the Corporation; however, such persons will not receive any fees for such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by them, and such custodians may be reimbursed for their expenses.

Voting Securities and Holders Thereof

       As of the close of business on March 24, 1998, the record date for voting at the Annual Meeting, the Corporation had 5,515,571 shares of Common Stock outstanding, par value $.01 per share (the "Common Stock"), held by approximately 305 registered shareholders of record. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon at the Annual Meeting. As of the date hereof there are no other classes of the Corporation's capital stock issued or outstanding.


Shareholder Proposals and Nominations for the 1999 Annual Meeting

       Any shareholder who intends to present a proposal for consideration at the Corporation's 1999 Annual Meeting of Shareholders must submit his proposal to the Corporation and notify the Corporation that she or he intends to appear personally at the 1999 Annual Meeting to present her or his proposal no later than November 25, 1998 in order to have the Corporation consider the inclusion of such proposal in the Corporation's 1999 proxy statement and form of proxy relating to the 1999 Annual Meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), for information concerning the content and form of such proposal and the manner in which such proposal must be made.

       Nominations for election to the Board of Directors at the 1999 Annual Meeting may be made only in writing by a shareholder entitled to vote at the 1999 Annual Meeting of Shareholders. Such nominations must be addressed as follows: George S. Rapp, Corporate Secretary, Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, Pennsylvania 19103. Nominations for the 1999 Annual Meeting must be received by the Secretary no later than November 25, 1998 must be accompanied by the following information: (i) the name and address of the shareholder who intends to make the nomination; (ii) a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated or intended to be nominated by the Board of Directors of the Corporation; and, (v) the consent of each nominee to serve as a director of the Corporation if so elected. The Chairman of any meeting of shareholders held to elect directors and the Board of Directors may refuse to recognize the nomination of any person not made in compliance with such provisions.


Annual Report on Form 10-KSB

       The Corporation will provide without charge to each shareholder of the Corporation, upon receipt of a written request, a full copy of the Corporation's annual report on Form 10-KSB for the year ending December 31, 1997, including all materials filed as an exhibit or schedule thereto. A request for such copy should be delivered to George S. Rapp, Corporate Secretary, Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103. Such request should also set forth a good faith representation that, as of March 24, 1998, the requesting party was a beneficial owner of the Corporation's Common Stock.


Resignations

         Mr. Gerald Levinson has decided not to stand for re-nomination. Mr. Levinson is a Class III Director. The Board of Directors have decided not to fill this vacancy, thus leaving four (4) Class III Directors.

                              ELECTION OF DIRECTORS


Information Concerning Nominees and Continuing Directors

       The Corporation's By-Laws provide for the classification of directors into three classes, as nearly equal in number as possible, with approximately one-third of the directors to be elected annually for three-year terms. The by-laws provide that the Board may consist of not less than 5 directors and not more than 25 directors. The actual number of positions on the Board of Directors at a given time is to be set, within the above limits, by the Board of Directors from time to time.

       The Nominating Committee recommends nominees for directors to the Board. The Nominating Committee and the Board have nominated the four (4) current Class III directors, whose terms expire this year and all of whom have agreed to be named as a nominee, to stand for re-election as Class III directors at the Annual Meeting.

       As of the Annual Meeting, the Board shall have fourteen (14) members (Class I - five (5) directors; Class II - five (5) directors; Class III - four
(4) directors). Class I directors' terms expire in 1999. The current Class III directors' terms expire in 1998, and the current Class II directors' terms expire in 2000.

         The nominees for Class III Directors are Harry D. Madonna, Esq., Michael J. Bradley, Neal I. Rodin, and Steven J. Shotz, all of whom presently serve on the Board.

        Each of the persons listed above as a nominee has agreed to be named as a nominee for Director in this Proxy Statement and has consented to serve as a Director if elected. The Corporation expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election as a Director. If any of the nominees shall become unable to serve, the persons designated in the enclosed proxy will vote for the election of such other person or persons as the Board of Directors may recommend. It is presently anticipated that each person elected as a director of the Corporation at the Annual Meeting, as well as all other continuing members of the Board, will be elected by the Corporation as a director of the Corporation's wholly-owned subsidiary, First Republic Bank (the "Bank"), following the Annual Meeting.

         Mr. Madonna is Chairman of the Board of the Corporation and the Bank; Partner, Blank, Rome, Comisky & McCauley, 1977 to present. Mr. Madonna has served as a director since 1988.

         Mr. Bradley is Vice Chairman of the Board of the Corporation and the Bank; formerly Executive Vice President, Acute and Ambulatory Services, Mercy Health Corporation of Southeastern Pennsylvania, 1995 to 1997; Principal, Paragon Management Group, Inc. (Management consulting), 1991 to present. Mr. Bradley has served as a director since 1988.

         Mr. Rodin is a director of the Corporation and the Bank; President, The Rodin Group (international real estate investment); President, IFC (international financing and investing), 1975 to present. Mr. Rodin has served as a director since 1988.

         Mr. Shotz is a director of the Corporation and the Bank; President of Quantum Group, Inc. (Venture capital group), 1995 to present; President and Chief Executive Officer, Shotz, Miller, Glusman, Footer & Magarick, P.C. (accounting firm), 1980 to 1994. Mr. Shotz has served as director since 1988.


Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES.

       Set forth below is certain information with respect to each of the nominees for election to the Board of Directors, as well as each of the other continuing directors of the Corporation, including name, age, current class, the period during which such person has served as a Director of the Corporation, such person's principal occupation and employment during the past five years and the amount and percentage of the Corporation's Common Stock (based upon 5,515,571 shares of Common Stock issued and outstanding as of March 24, 1998) beneficially owned (as determined in accordance with Rule 13d-3 of the 1934 Act) by such person as of March 24, 1998. It is the intention of the persons named in the accompanying form of proxy to vote for all those nominees listed above. The amount of shares listed below includes the effect of the six for five stock split represented by a 20% stock dividend payable on March 27, 1998.

                                                                               Corporation's Common Stock
                                                                               Beneficially Owned (2)(3),
                                      Position With the Corporation/           Directly or Indirectly, on
                       Current        Principal Occupation            Director        March 24, 1998
Name (1)               Class    Age   During the Past Five Years       Since       Amount    Outstanding
Harry D. Madonna, Esq.  III     55    Chairman of the Board of the      1988      302,804        5.49%
(Nominee)  (9)                        Corporation and the Bank; Partner,
                                      Blank, Rome,  Comisky & McCauley,
                                      1977 to present.

Michael J. Bradley      III     53    Vice Chairman of the Board        1988       63,600        1.15%
(Nominee)  (7)                        of the Corporation and the Bank;
                                      formerly Executive Vice President,
                                      Acute and Ambulatory Services,
                                      Mercy Health Corporation of
                                      Southeastern Pennsylvania;
                                      Principal, Paragon Management
                                      Group, Inc. (management consulting),
                                      1991 to present.

Kenneth  Adelberg (4)    I      45    Director of the Corporation       1988      175,998        3.19%
                                      and the Bank; President of
                                      The Hifi House Group of Companies
                                      (audio & video electronics),
                                      1976 to present

William Batoff (5)       I      63    Director of the Corporation       1988       49,264        0.89%
                                      and the Bank; President,
                                      Pioneer of Philadelphia Title
                                      Insurance Company, 1973 to 1993;
                                      Managing Director, William W. Batoff
                                      Associates (government relations
                                      consulting firm), 1996 to the present;
                                      Senior Consultant, Cassidy & Associates
                                      (government relations consulting firm),
                                      1992 to 1996; President, Acquire
                                      Investments, Inc. (Business and financial
                                      consulting firm), 1972 to present;
                                      Sole Proprietor, Batoff Enterprise
                                      Real Estate (real estate brokerage and
                                      management), 1975 to present

Daniel S. Berman (6)    II      37    Director of the Corporation       1988       37,068        0.67%
                                      and the Bank; President,
                                      Berman Development Corp.
                                      (real estate development),
                                      1990 to present



                                       4

                                                                               Corporation's Common Stock
                                                                               Beneficially Owned (2)(3),
                                      Position With the Corporation/           Directly or Indirectly, on
                       Current        Principal Occupation            Director        March 24, 1998
Name (1)               Class    Age   During the Past Five Years       Since       Amount    Outstanding

John F. D'Aprix         II      55    Director  of the Corporation      1991       11,520        0.21%
                                      and the Bank; formerly President,
                                      Pennsylvania College of Podiatric
                                      Medicine, 1995 to 1997; Chairman and
                                      CEO of HouseCare America, Inc.
                                      (Managed house care), 1993 to present;
                                      Chairman Artran Scanning Technology
                                      (Imaging services), 1991 to 1992.

Sheldon E. Goldberg (8)  I      67    Director of the Corporation       1989       57,037        1.03%
                                      and the Bank; Partner, Investment
                                      Advisor, Cumberland Advisors,
                                      Vineland, NJ (investment advisers),
                                      1973 to present; President,
                                      Cumberland Brokerage Corp., 1990 to
                                      present; chairman, National CD Sales, 1993
                                      to present; Chairman, Matterhorn Asset
                                      Management Corp., 1996 to present

Eustace W. Mita (10)    II      43    Director of the Corporation       1988       70,456        1.28%
                                      and the Bank; Chief Operating
                                      Officer , HAC Group, Inc.
                                      (training consulting), 1989 to present.

Neal I. Rodin (11)      III     52    Director of the Corporation       1988      114,517        2.08%
(nominee)                             and the Bank; President,
                                      The Rodin Group (international
                                      real estate investment); President,
                                      IFC (international financing
                                      and investing), 1975 to present.

James E. Schleif        II      56    Director of the Corporation       1993       32,400        0.59%
                                      and the Bank; Executive
                                      Vice President, Administration
                                      and Finance, Mercy Health
                                      Corporation of Southeastern
                                      Pennsylvania, 1978 to present.

Zeev Shenkman            I      46    Director of  the Corporation      1997      178,219        3.23%
                                      and the Bank;  Chief Executive
                                      Officer, Shen Management
                                      Corporation; formerly Executive
                                      Vice President and Chief Financial
                                      Officer of Global Sports, Inc. 1996
                                      to 1997; Executive Vice President
                                      and Chief Financial Officer of
                                      Today's Man, Inc. 1984 to 1995.

Steven J. Shotz (12)    III     53    Director of the Corporation       1988      172,049        3.12%
(nominee)                             and the Bank; President of Quantum
                                      Group, Inc. (Venture capital group),
                                      1995 to present; President and Chief
                                      Executive Officer, Shotz, Miller, Glusman,
                                      Footer & Magarick, P.C., (Accounting
                                      firm), 1980 to 1994.

                                       5

                                                                               Corporation's Common Stock
                                                                               Beneficially Owned (2)(3),
                                      Position With the Corporation/           Directly or Indirectly, on
                        Current       Principal Occupation            Director        March 24, 1998
Name (1)                 Class  Age   During the Past Five Years       Since       Amount    Outstanding

Rolf A. Stensrud(13)       I    59    Director, President, and Chief    1988       84,006        1.52%
                                      Executive Officer of the Corporation
                                      and the Bank; former President
                                      and Chief Executive Officer Republic
                                      Bankcorporation and Republic Bank.

Harris Wildstein, Esq.(14) II   52    Director of the Corporation       1988      258,139        4.68%
                                      and the Bank; President of R&S
                                      Imports, Ltd. and Vice President
                                      of HVW, Inc. (Auto dealerships),
                                      1978 to present

All continuing directors and nominees as a group (14 persons)        TOTALS:    1,607,077       29.14%

 (1) Unless otherwise indicated, the address of each beneficial owner is c/o Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103.

 (2) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after December 31, 1997. Beneficial ownership may be disclaimed as to certain securities.

 (3) Information furnished by the directors of the Company.

 (4) Includes 31,518 shares of Common Stock subject to options granted to Mr. Adelberg which are currently exercisable. The amount also includes 85,802 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

 (5) Includes 23,104 shares of Common Stock subject to options granted to Mr. Batoff which are currently exercisable.

 (6) Includes 31,518 shares of Common Stock subject to options granted to Mr. Berman which are currently exercisable.

 (7) Includes 21,600 shares of Common Stock subject to options granted to Mr. Bradley which are currently exercisable.

 (8) Includes 21,600 shares of Common Stock subject to options granted to Mr. Goldberg which are currently exercisable. The amount also includes 22,477 shares of Common Stock owned by family members which he disclaimed beneficial ownership.

 (9) Includes 185,960 shares of Common Stock subject to options granted to Mr. Madonna which are currently exercisable. The amount also includes 798 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

(10) Includes 34,655 shares of Common Stock subject to options granted to Mr. Mita which are currently exercisable.

(11) Includes 34,655 shares of Common Stock subject to options granted to Mr. Rodin which are currently exercisable. The amount also includes 3,110 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

                                       6

(12) Includes 109,583 shares of Common Stock subject to options granted to Mr. Shotz which are currently exercisable.

(13) Includes 69,310 shares of Common Stock subject to options granted to Mr. Stensrud which are currently exercisable.

(14) Includes 73,583 shares of Common Stock subject to options granted to Mr. Wildstein which are currently exercisable.


Board Committees

       The Corporation's Board of Directors has organized standing executive, audit, finance, nominating and option committees.

         Executive Committee. The Executive Committee is composed of the following directors: Messrs. Madonna (Co-chairman), Bradley (Co-chairman), D'Aprix, Goldberg, Shotz, Stensrud and Wildstein. The Executive Committee is authorized to exercise all of the authority of the Board in the management of the Corporation's affairs between Board meetings, unless otherwise provided by the by-laws or applicable law. The Executive Committee held 9 meetings during 1997.

         Audit Committee. The Audit Committee is composed of the following independent directors: Messrs. Shenkman (Chairman), Batoff, Schleif and Shotz. Messrs. Madonna and Bradley are ex-officio members of the Audit Committee. The Audit Committee provides general financial oversight in financial reporting and the adequacy of the Corporation's internal controls through meetings with the Corporation's management and its independent auditors. The Audit Committee held 4 meetings during 1997.

         Loan Committee. The Loan Committee is composed of the following directors: Messrs. Shotz (Chairman) D'Aprix, Goldberg, Strensrud, and Wildstein. The Loan Committee is authorized to review and approve/disapprove all loan applications presented to the Bank. The Loan Committee held 48 meetings in 1997.

         Finance Committee. The Finance Committee is composed of the following directors: Messrs. Schleif (Chairman), Adelberg, Mita, Rodin and Shenkman. The Finance Committee is authorized to review strategies and the business plan of the Corporation, Asset/Liability Policy and overall financial condition. The Finance Committee held 5 meetings in 1997.

         Nominating Committee. The Nominating Committee is composed of the following directors: Messrs. Wildstein (Chairman), Shotz, and Goldberg. The Nominating Committee decides upon and suggests to the Board of Directors candidates for appointment or election to the Board of Directors. The Nominating Committee will consider nominees recommended by securityholders for nomination for election at the annual meetings of the Corporation's shareholders if such nominations are made as described above under "Shareholder Proposals and Nominations for the 1999 Annual Meeting". The Nominating Committee held 1 meeting in 1997 and l meeting in 1998.

         Option Committee. The Option Committee is composed of the following directors: Messrs. Adelberg (Chairman) and Berman. The Option Committee is authorized to grant options including the evaluation of executive management's performance. The Option Committee held no meetings in 1997 and 1 meeting in 1998.

         During 1997, the Corporation's Board of Directors held 8 meetings. No continuing director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees, if any, on which such directors served, held during 1997.

Description of Executive Officers

       Set forth below is certain information with respect to each of the executive officers of the Corporation as of March 24, 1998, including such officers' names, ages, and principal employment prior to joining the Corporation.

        Name/Position              Age      Principal Occupation Prior to Joining the Corporation
       Rolf A. Stensrud             59      President and Chief Executive Officer,
       President and                        Republic Bancorporation and Republic Bank
       Chief Executive Officer

       George S. Rapp               45      Executive Vice President and Chief Financial Officer,
       Executive Vice President and         Old York Road Bancorp, Willow Grove, PA -
       Chief Financial Officer and          March 1993 to February 1995
       Corporate Secretary

       Kevin J. Gallagher           42      Executive Vice President and Chief Lending Officer,
       Executive Vice President and         Republic Bancorporation and Republic Bank
       Chief Lending Officer

       Jerome D. McTiernan          54      Executive Vice President and Chief Operating Officer,
       Executive Vice President and         Republic Bancorporation and Republic Bank
       Chief Operating Officer


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Certain of the directors of the Corporation and/or their affiliates have loans outstanding from the Bank. All such loans were made in the ordinary course of the Bank's business; were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons; and, in the opinion of management, do not involve more than the normal risk of collectibility or present other unfavorable features.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

       Section 16(a) of the Exchange Act required the Corporation's officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of these reports.

       Based on the Corporation's review of the copies of the reports received by it, the Corporation believes that all filings required to be made by Reporting Persons for the period January 1, 1996 through December 31, 1997 were made on a timely basis except that a report on Form 4 and Form 3 relating to transactions were inadvertently filed subsequent to the applicable due dates for Directors Wildstein and Shenkman, respectively.


Quorum and Voting Requirements

       A quorum for the purpose of acting upon this Proposal requires the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Corporation's Common Stock.

       The approval of this Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting, in person or by proxy.

                                  ACCOUNTANTS

       Proposal  to  ratify   appointment  of  KPMG  Peat  Marwick  LLP  as  the
Corporation's independent public accountants.

       The Board of Directors has selected KPMG Peat Marwick LLP as independent public accountants to examine the financial statements of the Corporation and to report thereon to the Board of Directors and the shareholders for Fiscal Year 1998.


Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE CORPORATION'S ACCOUNTANTS.


                                 OTHER MATTERS

       Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. The Shareholders, present and voting at the Annual Meeting, may extend by adjournment the Annual Meeting as provided in the By-laws.



       IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.


                                      By Order of the Board of Directors,



                                     /s/ George S. Rapp
                                      George S. Rapp,
                                      Executive Vice President,
                                      Chief Financial Officer and
                                      Corporate Secretary


March 26, 1998

Proxy card
                          REPUBLIC FIRST BANCORP, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                Annual Meeting of Shareholders -- April 28, 1998

The undersigned shareholder of REPUBLIC FIRST BANCORP, INC. (The "Corporation"), revoking all previous proxies, hereby constitutes and appoints Madeline M. McLaughlin and Paul A. Verdi, Jr., and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 28, 1998 at 4:00 P.M. at the Pyramid Club, Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania, and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at such Annual Meeting, and at any adjournment or postponement thereof; provided that said proxies are authorized and directed, to vote as indicated with respect to the following matters:

Election of Directors:
Nominees: Harry D. Madonna, Michael J. Bradley, Neal I. Rodin, Steven J. Shotz.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ANNUAL REPORT, NOTICE OF SAID MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. This undersigned also hereby ratifies all that the said attorneys and proxies may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted whether or not the shareholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

                                                                        See
                                                                      Reverse
                                                                        Side

[X]  Please mark your votes as in this example

This proxy when properly executed will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES.

            The Board of Directors recommends a vote FOR Proposal 2.

1. Election of                 [ ] FOR                [ ]  WITHHOLD
   Directors
  (See Reverse)

   For, except vote withheld from the following nominee(s)

   ____________________________________

2. Ratification of               [ ]  FOR       [ ]  AGAINST    [ ]  ABSTAIN
   the appointment
   of KPMG Peat
   Marwick LLP
   as the Corporation's
   accountants.

3. In their  discretion,  the
   proxies  will vote on such
   other  business  as may
   properly come before the
   meeting.


Signature(s)_________________________       Date_______________________

NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this proxy exactly as it appears in address below. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.